EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-6 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1996

CUSIP No.:                        First Distribution Date:  October 25, 1996


Percentage Interest evidenced     Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  -------------------------------------
  Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED TO THE CLASS A-1 AND CLASS A-R CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-6 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:   September 1, 1996

CUSIP No.:                       First Distribution Date:  October 25, 1996

Percentage Interest evidenced    Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class A-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Seller and the Trustee with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 25, 1996, and based on its issue price of 96.21875%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of Prepayment Scenario IV (as described in the Prospectus Supplement dated September 18, 1996 with respect to the offering of the Class A
Certificates, Class M Certificates, and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.78125000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.06%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  ----------------------------------
  Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-6, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
           loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1996

CUSIP No.:                        First Distribution Date:  October 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO
Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 25, 1996, at an issue price of 65.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of Prepayment Scenario IV (as defined in the Prospectus Supplement dated September 18, 1996 with respect to the offering of the Class A Certificates, Class M Certificates, and the Class B-1 and Class B-2 Certificates) used to price this Certificate:
(i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 35.00000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.45%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  --------------------------------------
  Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-R CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-R CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-R CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-6, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   September 1, 1996

CUSIP No.:                         First Distribution Date:  October 25, 1996

Percentage Interest evidenced      Denomination:  $100.00
by this Certificate: 100%

     THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  -------------------------------------
  Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-6, CLASS B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1996

CUSIP No.:                        First Distribution Date:  October 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 25, 1996, and based on its issue price of 96.62500%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of Prepayment Scenario IV (as described in the Prospectus Supplement dated September 18, 1996 with respect to the offering of the Class A
Certificates, Class M Certificates, and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.37500000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.00%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  -------------------------------------
  Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-6, CLASS B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   September 1, 1996

CUSIP No.:                          First Distribution Date:  October 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 25, 1996, and based on its issue price of 94.43750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of Prepayment Scenario IV (as described in the Prospectus Supplement dated September 18, 1996 with respect to the offering of the Class A
Certificates, Class M Certificates, and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.56250000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.33%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  ----------------------------------------
  Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-6, CLASS B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   September 1, 1996

CUSIP No.:                          First Distribution Date:  October 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: 100%

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 25, 1996, and based on its issue price of 77.31250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of Prepayment Scenario IV (as described in the Prospectus Supplement dated September 18, 1996 with respect to the offering of the Class A
Certificates, Class M Certificates, and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 22.68750000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.40%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  -------------------------------------
  Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-6, CLASS B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1996

CUSIP No.:                           First Distribution Date:  October 25, 1996

Percentage Interest evidenced        Denomination:  $
by this Certificate: 100%

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 25, 1996, and based on its issue price of 61.03125%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of Prepayment Scenario IV (as described in the Prospectus Supplement dated September 18, 1996 with respect to the offering of the Class A
Certificates, Class M Certificates, and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 38.96875000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 15.42%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  ----------------------------------------
  Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-6, CLASS B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1996

CUSIP No.:                           First Distribution Date:  October 25, 1996

Percentage Interest evidenced        Denomination:  $
by this Certificate: 100%

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 25, 1996, and based on its issue price of 34.50000%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of Prepayment Scenario IV (as described in the Prospectus Supplement dated September 18, 1996 with respect to the offering of the Class A
Certificates, Class M Certificates, and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 65.50000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 27.56%. There is no short first accrual period. This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  ----------------------------------------
  Authorized Officer

                                    EXHIBIT C
                      [FORM OF FACE OF CLASS M CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-6, CLASS M

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1996

CUSIP No.:                        First Distribution Date:  October 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class M Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  September 25, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee



                                    By
                                      ------------------------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee



By
  ----------------------------------------
  Authorized Officer

                                    EXHIBIT D


                 [Form of Reverse of Series 1996-6 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-6

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please print or typewrite name and address
                     including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:



Social Security or other Identifying Number of Assignee:


--------------------------------------------------------------------------------

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ______________________________________________
________________________________________________________   for  the  account  of
__________________________________________________ account number _____________, or, if mailed  by  check,  to  ________________________________________________.
Applicable  statements should be mailed to  ____________________________________
______________________________________________.


     This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK OF NORTH CAROLINA, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                         W I T N E S S E T H   T H A T:

     WHEREAS, the Seller, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement dated as of September 25, 1996 relating to the issuance of Mortgage Pass-Through Certificates, Series 1996-6 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

     Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in an manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public Trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                            FIRST UNION NATIONAL BANK
                                    OF NORTH CAROLINA

230 South Tryon Street              By:
Charlotte, North Carolina 28288        -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Address:                            NORWEST ASSET SECURITIES
                                    CORPORATION
5325 Spectrum Drive
Frederick, Maryland  21703          By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Address:                            NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
5325 Spectrum Drive
Frederick, Maryland  21703          By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Address:                            [CUSTODIAN]

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

STATE OF             )
                     :  ss.:
COUNTY OF            )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                           -------------------------------------
                                                       Notary Public


[NOTARIAL SEAL]

STATE OF             )
                     :  ss.:
COUNTY OF            )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                           -------------------------------------
                                                       Notary Public


[NOTARIAL SEAL]

STATE OF             )
                     :  ss.:
COUNTY OF            )

     On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                           -------------------------------------
                                                       Notary Public


[NOTARIAL SEAL]

STATE OF             )
                     :  ss.:
COUNTY OF            )

     On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                           -------------------------------------
                                                       Notary Public


[NOTARIAL SEAL]

                                   EXHIBIT F-1


NASCOR
NMI / 1996-6 Exhibit F-1
20 & 30 YEAR FIXED RATE RELOCATION LOANS


(i)       (ii)                          (iii)     (iv)      (v)       (vi)        (vii)     (viii)
-----     --------------- -----  -----  --------  --------  --------  ----------  --------  ----------
                                                            NET
MORTGAGE                                          MORTGAGE  MORTGAGE  CURRENT     ORIGINAL  SCHEDULED
LOAN                             ZIP    PROPERTY  INTEREST  INTEREST  MONTHLY     TERM TO   MATURITY
NUMBER    CITY            STATE  CODE   TYPE      RATE      RATE      PAYMENT     MATURITY  DATE
--------  --------------- -----  -----  --------  --------  --------  ----------  --------  ----------
6990768   PARKER          CO     80134  SFD       8.375     7.500     $1,744.37   360       1-May-26
6991087   DOVE CANYON     CA     92679  SFD       8.125     7.500     $2,153.25   360       1-Jun-26
6991126   HINSDALE        IL     60521  SFD       7.375     7.105     $2,458.81   360       1-Jun-26
6991144   WILDWOOD        MO     63040  SFD       8.000     7.500     $1,645.67   360       1-Jun-26
6991145   HARRISBURG      PA     17112  SFD       7.750     7.480     $1,588.61   360       1-Jun-26
6991278   FRANKLIN TWP    NJ     08873  SFD       8.375     7.500     $1,710.17   360       1-Jul-26
6991295   GOLD RIVER      CA     95670  SFD       8.250     7.500     $1,791.02   360       1-Jul-26
6991315   LAUREL HOLLOW   NY     11791  SFD       7.500     7.230     $3,069.56   360       1-Jun-26
6991316   PLYMOUTH        MN     55446  SFD       8.250     7.500     $1,983.35   360       1-Aug-26
6991331   ALPHARETTA      GA     30202  SFD       8.500     7.500     $1,916.91   360       1-Jun-26
6991411   BELLEVUE        WA     98006  SFD       8.125     7.500     $2,019.60   360       1-Jul-26
6991413   HOLLYSPRINGS    NC     27540  SFD       7.625     7.355     $1,662.61   360       1-Jul-26
6991476   CORAL SPRINGS   FL     33076  SFD       8.250     7.500     $1,757.97   360       1-Jul-26
6991526   LAKE ZURICH     IL     60047  SFD       8.750     7.500     $1,655.22   360       1-Jul-26
6991550   ALAMEDA         CA     94502  SFD       7.875     7.500     $1,883.74   360       1-Jun-26
6991551   METAIRIE        LA     70002  SFD       8.500     7.500     $1,716.60   360       1-Jul-26
6991575   BOULDER         CO     80302  SFD       7.875     7.500     $1,549.84   360       1-Jul-26
6991582   NOVATO          CA     94947  SFD       8.250     7.500     $2,253.80   360       1-Jul-26
6991611   HUDSON          OH     44236  SFD       8.125     7.500     $1,900.80   360       1-Jul-26
6991623   BEVERLY         MA     01915  SFD       8.000     7.500     $1,978.84   360       1-Jul-26
6991624   WESTERVILLE     OH     43082  SFD       8.250     7.500     $1,744.45   360       1-Jul-26
6991625   VIENNA          VA     22181  SFD       8.000     7.500     $1,940.81   360       1-Jul-26
6991626   EDEN PRAIRIE    MN     55347  SFD       8.250     7.500     $1,769.99   360       1-Jul-26
6991651   THOUSAND OAKS   CA     91362  SFD       7.750     7.480     $1,944.98   360       1-Jul-26
6991715   LINDON          UT     84042  SFD       8.875     7.500     $2,203.94   360       1-Jun-26
6991723   JACKSON         TN     38305  SFD       8.375     7.500     $1,694.97   360       1-Jul-26
6991724   RANCHO SANTA FE CA     92067  LCO       8.125     7.500     $2,969.99   360       1-Aug-26
6991805   STAMFORD        CT     06903  SFD       7.875     7.500     $2,175.21   360       1-Aug-26
6991806   COTO DE CAZA    CA     92679  SFD       8.500     7.500     $1,859.05   360       1-Aug-26
6991862   ALPHARETTA      GA     30202  SFD       8.000     7.500     $2,531.49   360       1-Aug-26




(i)       (ix)            (x)     (xi)      (xii)     (xiii)    (xiv)    (xv)    (xvi)
-----     --------------  ------  --------  --------- --------- -------- ------- -----------
          CUT-OFF
MORTGAGE  DATE                              MORTGAGE            T.O.P.   MASTER  FIXED
LOAN      PRINCIPAL                         INSURANCE SERVICE   MORTGAGE SERVICE RETAINED
NUMBER    BALANCE         LTV     SUBSIDY   CODE      FEE       LOAN     FEE     YIELD
--------  --------------  ------  --------  --------- --------- -------- ------- -----------
6990768     $228,923.39   90.00              33       0.250              0.020    0.6050
6991087     $288,509.89   79.07                       0.250              0.020    0.3550
6991126     $355,182.32   80.00                       0.250              0.020    0.0000
6991144     $223,822.48   95.00              01       0.250              0.020    0.2300
6991145     $221,271.43   57.60                       0.250              0.020    0.0000
6991278     $224,694.13   83.03              01       0.250              0.020    0.6050
6991295     $238,094.91   80.00                       0.250              0.020    0.4800
6991315     $438,016.44   72.56                       0.250              0.020    0.0000
6991316     $263,831.65   80.00                       0.250              0.020    0.4800
6991331     $248,591.91   90.00              01       0.250              0.020    0.7300
6991411     $271,642.93   71.20                       0.250              0.020    0.3550
6991413     $234,558.88   76.29                       0.250              0.020    0.0000
6991476     $233,700.53   90.00              01       0.250              0.020    0.4800
6991526     $210,157.01   80.00                       0.250              0.020    0.9800
6991550     $259,260.06   79.99                       0.250              0.020    0.1050
6991551     $222,978.55   95.00              01       0.250              0.020    0.7300
6991575     $213,454.82   75.00                       0.250              0.020    0.1050
6991582     $299,616.08   80.00                       0.250              0.020    0.4800
6991611     $255,663.93   80.00                       0.250              0.020    0.3550
6991623     $269,319.89   80.00                       0.250              0.020    0.2300
6991624     $231,815.02   90.00              01       0.250              0.020    0.4800
6991625     $264,143.86   54.26                       0.250              0.020    0.2300
6991626     $235,298.49   95.00              01       0.250              0.020    0.4800
6991651     $271,103.52   80.00                       0.250              0.020    0.0000
6991715     $276,530.67   78.03                       0.250              0.020    1.1050
6991723     $222,721.80   58.22                       0.250              0.020    0.6050
6991724     $399,738.34   61.54                       0.250              0.020    0.3550
6991805     $299,793.54   80.00                       0.250              0.020    0.1050
6991806     $241,628.52   95.00              13       0.250              0.020    0.7300
6991862     $344,768.51   79.31                       0.250              0.020    0.2300

          $7,988,833.50


COUNT:                               30
WAC:                             8.0987
WAM:                         357.847378
WALTV:                          78.9161

                                   EXHIBIT F-2



NASCOR
NMI / 1996-6 Exhibit F-2
20 & 30 YEAR FIXED RATE RELOCATION LOANS


(i)       (ii)                            (iii)     (iv)         (v)           (vi)         (vii)        (viii)
-----     ------------------ ----- -----  --------  --------     --------      ----------   --------     ----------
                                                                 NET
MORTGAGE                                            MORTGAGE     MORTGAGE      CURRENT      ORIGINAL     SCHEDULED
LOAN                               ZIP    PROPERTY  INTEREST     INTEREST      MONTHLY      TERM TO      MATURITY
NUMBER    CITY               STATE CODE   TYPE      RATE         RATE          PAYMENT      MATURITY     DATE
--------  ------------------ ----- -----  --------  --------     --------      ----------   --------     -----------
3594666   CRETE              IL    60417  SFD       8.000         7.500        $1,687.66     360          1-Aug-26
4454006   SPARTA             NJ    07871  SFD       8.250         7.500        $3,104.99     360          1-Sep-26
4455311   KINNELON           NJ    07405  SFD       7.500         7.230        $2,272.45     360          1-Aug-26
4488866   OVERLAND PARK      KS    66221  SFD       7.625         7.355        $2,227.08     360          1-Aug-26
4489342   SANTA FE           NM    87501  SFD       8.000         7.500        $2,348.05     360          1-Aug-26
4489475   LAS VEGAS          NV    89129  SFD       8.500         7.500        $1,922.29     360          1-Sep-26
4490979   DOYLESTOWN         PA    18901  SFD       8.250         7.500        $2,687.66     360          1-Aug-26
4493831   CHATHAM            NJ    07928  SFD       7.375         7.105        $2,830.05     360          1-Aug-26
4494057   AURORA             IL    60504  SFD       8.000         7.500        $1,654.64     360          1-Sep-26
4494227   FAIRFIELD          CT    06430  LCO       8.250         7.500        $2,745.13     360          1-Aug-26
4494610   FOGELSVILLE        PA    18051  SFD       8.000         7.500        $1,761.04     360          1-Aug-26
4498703   IRVINE             CA    92720  SFD       8.125         7.500        $2,435.40     360          1-Sep-26
4499182   GREAT FALLS        VA    22066  SFD       8.250         7.500        $3,380.70     360          1-Aug-26
4499343   MONTVILLE          NJ    07045  SFD       8.125         7.500        $2,969.99     360          1-Sep-26
4500427   KIRKWOOD           MO    63122  SFD       7.625         7.355        $1,919.19     360          1-Aug-26
4501107   MENDHAM            NJ    07926  SFD       7.625         7.355        $1,698.71     360          1-Aug-26
4501830   CARMEL             IN    46032  SFD       8.250         7.500        $1,884.93     360          1-Aug-26
4501870   LAS VEGAS          NV    89128  SFD       7.125         6.855        $3,637.75     360          1-Mar-26
4502391   RENTON             WA    98056  SFD       8.375         7.500        $2,244.12     360          1-Aug-26
4502928   OLATHE             KS    66062  SFD       8.125         7.500        $1,577.07     360          1-Aug-26
4503502   SKILLMAN           NJ    08558  SFD       8.125         7.500        $2,821.49     360          1-Sep-26
4505728   MENOMONEE FALLS    WI    53051  SFD       8.125         7.500        $1,670.25     360          1-Sep-26
4505895   IRVINGTON          NY    10533  LCO       8.625         7.500        $1,680.03     360          1-Aug-26
4506021   HIGHLAND PARK      IL    60035  SFD       8.125         7.500        $2,814.07     360          1-Aug-26
4506951   HARRISONBURG       VA    22801  SFD       8.375         7.500        $2,130.11     360          1-Aug-26
4507360   KILDEER            IL    60047  SFD       8.250         7.500        $1,635.14     360          1-Aug-26
4509802   GLADSTONE          NJ    07934  SFD       7.875         7.500        $3,226.56     360          1-Sep-26
4510153   NEW BOSTON         NH    03070  SFD       8.000         7.500        $1,614.29     360          1-Jul-26
4510243   MEDFORD            NJ    08055  SFD       7.125         6.855        $3,368.60     360          1-Jun-26
4510386   CANTON             MI    48187  SFD       7.750         7.480        $1,851.21     360          1-Aug-26
4510428   MASON              OH    45040  SFD       8.625         7.500        $1,893.15     360          1-Aug-26
4510583   HOCKESSIN          DE    19707  SFD       8.125         7.500        $2,264.62     360          1-Sep-26
4512355   KALAMAZOO          MI    49002  SFD       7.375         7.105        $1,692.16     360          1-Aug-26
4512432   GREENSBORO         NC    27410  SFD       7.875         7.500        $2,250.62     360          1-Jul-26
4512911   FLEMINGTON         NJ    08822  SFD       7.500         7.230        $2,349.02     360          1-Sep-26
4512975   JERSEY CITY        NJ    07305  LCO       8.000         7.500        $1,614.29     360          1-Sep-26
4513860   MISSION VIEJO      CA    92692  SFD       7.750         7.480        $2,029.96     360          1-Aug-26
4515211   STERLING           VA    20165  SFD       8.375         7.500        $1,812.78     360          1-Jul-26
4515262   ROSWELL            GA    30075  SFD       8.000         7.500        $1,650.98     360          1-Sep-26
4515295   RICHMOND           VA    23233  SFD       7.625         7.355        $1,875.66     360          1-Aug-26
4515645   WILMINGTON         NC    28405  SFD       7.625         7.355        $1,528.84     360          1-Aug-26
4515672   FAR HILLS          NJ    07931  SFD       7.500         7.230        $1,817.96     360          1-Aug-26
4515702   WINFIELD           IL    60190  SFD       8.000         7.500        $1,761.04     360          1-Sep-26
4515725   FAIRFAX            VA    22030  SFD       8.000         7.500        $2,017.86     360          1-Sep-26
4515974   MANHASSET          NY    11030  SFD       8.000         7.500        $2,876.36     360          1-Aug-26
4516151   MOUNTAIN VIEW      CA    94040  SFD       8.000         7.500        $2,384.74     360          1-Aug-26
4516423   SOUTHBURY          CT    06488  SFD       7.625         7.355        $1,592.54     360          1-Aug-26
4516787   CLINTON            NJ    08801  SFD       8.125         7.500        $2,316.60     360          1-Sep-26
4516881   ALPHARETTA         GA    30202  SFD       7.625         7.355        $4,246.77     360          1-Aug-26
4517408   CHESTER SPRINGS    PA    19425  SFD       7.875         7.500        $2,537.75     360          1-Aug-26
4517743   ALLENDALE          NJ    07401  SFD       8.125         7.500        $2,227.50     360          1-Aug-26
4517764   UNIVERSITY PARK    TX    75225  SFD       7.625         7.355        $5,485.41     360          1-Jun-26
4518097   JOHNSTON           IA    50131  SFD       8.125         7.500        $2,064.15     360          1-Aug-26
4518177   MONTE SERENO       CA    95030  SFD       8.000         7.500        $4,430.11     360          1-Aug-26
4518291   EAST MARLBOROUGH   PA    19348  SFD       7.750         7.480        $1,884.17     360          1-Sep-26
4518605   PALO ALTO          CA    94306  SFD       7.875         7.500        $3,277.32     360          1-Aug-26
4518732   GAITHERSBURG       MD    20879  SFD       8.375         7.500        $2,393.47     360          1-Sep-26
4518841   LA VERNE           CA    91750  SFD       7.875         7.500        $1,812.68     360          1-Aug-26
4519054   DANVILLE           CA    94526  SFD       7.750         7.480        $3,094.91     360          1-Jul-26
4519270   LONG VALLEY        NJ    07853  SFD       7.875         7.500        $1,740.17     360          1-Aug-26
4519595   DOVE CANYON        CA    92679  SFD       8.500         7.500        $1,922.29     360          1-Aug-26
4520165   ALPHARETTA         GA    30202  SFD       8.625         7.500        $1,788.92     360          1-Aug-26
4520320   ALPHARETTA         GA    30202  SFD       7.375         7.105        $1,747.41     360          1-Aug-26
4520804   ALPHARETTA         GA    30201  SFD       7.375         7.105        $2,414.61     360          1-Aug-26
4520855   WESTFIELD          NJ    07090  SFD       7.500         7.230        $1,608.20     360          1-Aug-26
4520887   GLEN MILLS         PA    19342  SFD       8.000         7.500        $1,555.59     360          1-Aug-26
4520906   ASBURY             NJ    08802  SFD       7.375         7.105        $1,623.09     360          1-Aug-26
4521154   WEST BLOOMFIELD    MI    48322  SFD       7.625         7.355        $1,893.35     360          1-Aug-26
4521294   DANVILLE           CA    94526  SFD       8.500         7.500        $1,783.88     360          1-Aug-26
4521367   CHESTER            NJ    07930  SFD       8.000         7.500        $1,981.17     360          1-Aug-26
4522682   HOUSTON            TX    77079  SFD       7.375         7.105        $1,585.80     360          1-Aug-26
4522700   WOODBURY           MN    55125  SFD       7.875         7.500        $3,074.30     360          1-Sep-26
4522717   UPPER MONTCLAIR    NJ    07043  SFD       9.000         7.500        $2,534.57     360          1-Aug-26
4522890   MIAMI              FL    33157  SFD       8.625         7.500        $2,068.93     360          1-Aug-26
4522924   YARDLEY            PA    19067  SFD       7.500         7.230        $1,363.47     360          1-Jul-26
4522989   PALM HARBOR        FL    34685  SFD       7.750         7.480          $874.32     240          1-Jul-16
4523235   RANDOLPH           NJ    07869  SFD       8.500         7.500        $2,014.56     360          1-Aug-26
4523556   WARREN             NJ    07059  SFD       8.125         7.500        $3,195.71     360          1-Sep-26
4523564   DALLAS             TX    75209  SFD       7.750         7.480        $3,582.07     360          1-Aug-26
4523865   LINCOLN PARK       NJ    07035  SFD       8.375         7.500        $2,223.22     360          1-Aug-26
4523893   NAPERVILLE         IL    60565  SFD       7.625         7.355        $1,605.28     360          1-Aug-26
4523993   BELLE MEAD         NJ    08502  SFD       8.500         7.500        $1,916.91     360          1-Aug-26
4524122   DANVILLE           CA    94526  SFD       7.875         7.500        $1,522.65     360          1-Aug-26
4524487   DOUGLASSVILLE      PA    19518  SFD       8.375         7.500        $1,617.82     360          1-Sep-26
4524551   MOUNTAIN LAKES     NJ    07046  SFD       8.750         7.500        $3,146.81     360          1-Aug-26
4524645   RANDOLPH           NJ    07869  SFD       8.375         7.500        $1,932.49     360          1-Aug-26
4524651   WINTER HAVEN       FL    33884  SFD       7.875         7.500        $1,558.90     360          1-Aug-26
4524729   DOYLESTOWN         PA    18901  SFD       8.500         7.500        $2,837.30     360          1-Aug-26
4524865   CHATHAM            NJ    07928  SFD       8.375         7.500        $1,915.39     360          1-Aug-26
4524935   RANDOLPH           NJ    07869  SFD       8.250         7.500        $2,761.66     360          1-Aug-26
4524937   SOMERVILLE         NJ    08876  SFD       8.250         7.500        $1,923.25     360          1-Aug-26
4525326   PITTSFORD          NY    14534  SFD       7.625         7.355        $2,300.33     360          1-Aug-26
4525445   CRANBURY           NJ    08512  SFD       8.500         7.500        $1,922.29     360          1-Aug-26
4525489   WYOMING            OH    45215  SFD       8.125         7.500        $1,960.20     360          1-Aug-26
4525606   MORGAN HILL        CA    95037  SFD       8.250         7.500        $2,929.94     360          1-Aug-26
4525649   CHARLOTTE          NC    28262  SFD       8.875         7.500        $2,161.77     360          1-Aug-26
4525697   WHITE PLAINS       NY    10605  SFD       8.625         7.500        $1,726.70     360          1-Aug-26
4525737   SETAUKET           NY    11733  SFD       7.625         7.355        $1,521.76     360          1-Aug-26
4525871   TREDYFFRIN         PA    19087  SFD       8.125         7.500        $2,004.75     360          1-Aug-26
4525993   DANBURY            CT    06811  SFD       8.500         7.500        $2,062.23     360          1-Aug-26
4526203   PLEASANTON         CA    94566  SFD       7.875         7.500        $2,523.25     360          1-Aug-26
4526322   SUGAR LAND         TX    77479  SFD       9.375         7.500        $2,299.38     360          1-Aug-26
4526387   FLEMINGTON         NJ    08829  SFD       7.500         7.230        $2,027.73     360          1-Aug-26
4526413   GURNEE             IL    60031  SFD       7.750         7.480        $1,565.37     360          1-Aug-26
4526534   STAMFORD           CT    06905  SFD       7.625         7.355        $1,840.27     360          1-Aug-26
4526604   MONUMENT           CO    80132  SFD       8.500         7.500        $1,630.10     360          1-Aug-26
4526615   ROUND ROCK         TX    78664  SFD       7.500         7.230        $1,906.76     360          1-Aug-26
4526652   BERKELEY LAKE      GA    30136  SFD       8.500         7.500        $1,913.06     360          1-Aug-26
4526655   FLEMINGTON         NJ    08822  SFD       7.875         7.500        $1,711.17     360          1-Aug-26
4526673   SOUTHLAKE          TX    76092  SFD       8.375         7.500        $2,052.20     360          1-Aug-26
4526755   NYACK PO           NY    10960  SFD       7.875         7.500        $1,667.66     360          1-Jul-26
4526764   MORAGA             CA    94556  SFD       7.750         7.480        $2,865.65     360          1-Aug-26
4526796   SAVANNAH           GA    31411  SFD       7.875         7.500        $2,356.48     360          1-Jul-26
4526800   PLACENTIA          CA    92670  SFD       7.625         7.355        $1,505.84     360          1-Aug-26
4526807   LIBERTYVILLE       IL    60048  SFD       7.875         7.500        $2,186.81     360          1-Aug-26
4526825   CHARLOTTE          NC    28270  SFD       8.250         7.500        $1,716.27     360          1-Aug-26
4526831   SAN RAFAEL         CA    94901  SFD       8.000         7.500        $3,228.57     360          1-Aug-26
4526851   WOODINVILLE        WA    98072  SFD       8.250         7.500        $2,234.65     360          1-Sep-26
4526935   RAMSEY             NJ    07446  SFD       8.500         7.500        $1,837.32     360          1-Sep-26
4526966   SAN MATEO          CA    94402  SFD       8.625         7.500        $2,870.05     360          1-Sep-26
4527036   ALPHARETTA         GA    30202  SFD       8.250         7.500        $1,968.32     360          1-Aug-26
4527039   CHAPPAQUA          NY    10514  SFD       8.250         7.500        $2,704.56     360          1-Aug-26
4527047   FAIRPORT           NY    14450  SFD       7.875         7.500        $1,937.39     360          1-Aug-26
4527067   ALPHARETTA         GA    30202  SFD       8.000         7.500        $2,889.20     360          1-Sep-26
4527098   COLLEGEVILLE       PA    19426  SFD       9.125         7.500        $1,971.03     360          1-Sep-26
4527114   WESTON             CT    06883  SFD       7.750         7.480        $2,865.65     360          1-Sep-26
4527160   CALABASAS          CA    91302  SFD       7.625         7.355        $2,972.74     360          1-Aug-26
4527188   GRANITE BAY        CA    95746  SFD       8.250         7.500        $2,975.02     360          1-Aug-26
4527258   BENTLEYVILLE       OH    44022  SFD       8.125         7.500        $2,625.48     360          1-Aug-26
4527297   DARIEN             CT    06820  SFD       8.250         7.500        $3,714.27     360          1-Aug-26
4527301   CRANBURY           NJ    08512  SFD       7.625         7.355        $1,698.71     360          1-Aug-26
4527346   CHAGRIN FALLS      OH    44023  SFD       7.875         7.500        $2,175.21     360          1-Aug-26
4527358   EAST BRADFORD      PA    19382  SFD       8.000         7.500        $2,017.86     360          1-Aug-26
4527454   DANVILLE           CA    94506  SFD       7.750         7.480        $2,538.97     360          1-Aug-26
4527652   FREMONT            CA    94539  PUD       8.125         7.500        $1,609.74     360          1-Aug-26
4527725   MANDEVILLE         LA    70471  SFD       8.000         7.500        $2,142.60     360          1-Sep-26
4527726   NEWTOWN            CT    06482  SFD       8.000         7.500        $1,944.85     360          1-Aug-26
4527751   CINCINNATI         OH    45242  SFD       8.125         7.500        $7,276.48     360          1-Sep-26
4527796   SALT LAKE CITY     UT    84124  SFD       8.500         7.500        $2,245.23     360          1-Aug-26
4527906   DOYLESTOWN         PA    18901  SFD       7.750         7.480        $2,328.34     360          1-Aug-26
4527968   CASTRO VALLEY      CA    94552  SFD       7.750         7.480        $2,229.12     360          1-Aug-26
4528156   POTOMAC            MD    20854  SFD       7.750         7.480        $3,496.10     360          1-Aug-26
4528195   THE WOODLANDS      TX    77380  SFD       8.000         7.500        $3,081.82     360          1-Aug-26
4528310   NORWOOD            NJ    07648  SFD       7.875         7.500        $2,302.10     360          1-Aug-26
4528327   YORBA LINDA        CA    92686  SFD       8.500         7.500        $3,075.66     360          1-Sep-26
4528332   ASHBURN            VA    22011  SFD       7.625         7.355        $1,061.70     360          1-Aug-26
4528375   GIBSONIA           PA    15044  SFD       8.625         7.500        $2,092.26     360          1-Aug-26
4528390   CARLSBAD           CA    92009  SFD       9.250         7.500        $1,944.40     360          1-Jul-26
4528434   READINGTON         NJ    08822  SFD       7.750         7.480        $2,041.78     360          1-Aug-26
4528451   MEDIA              PA    19063  SFD       8.250         7.500        $2,704.56     360          1-Aug-26
4528454   VIENNA             VA    22184  SFD       7.625         7.355        $1,840.27     360          1-Aug-26
4528462   CAMARILLO          CA    93012  SFD       8.375         7.500        $2,154.81     360          1-Sep-26
4528561   PURCELLVILLE       VA    22132  SFD       8.125         7.500        $2,004.75     360          1-Aug-26
4528757   MENDHAM            NJ    07945  SFD       8.000         7.500        $2,856.18     360          1-Aug-26
4528928   CINCINNATI         OH    45243  SFD       7.750         7.480        $2,041.78     360          1-Aug-26
4528932   FAYETTEVILLE       NC    28314  SFD       8.500         7.500        $1,695.46     360          1-Aug-26
4528941   KATY               TX    77450  SFD       8.000         7.500        $1,878.44     360          1-Jul-26
4528951   CHARLOTTE          NC    28269  SFD       8.000         7.500        $2,593.50     360          1-Aug-26
4528972   SOUTHLAKE          TX    76092  SFD       8.250         7.500        $1,652.79     360          1-Aug-26
4529047   DUNWOODY           GA    30350  SFD       7.625         7.355        $2,321.57     360          1-Sep-26
4529098   LIVINGSTON         NJ    07039  SFD       7.750         7.480        $1,611.93     360          1-Sep-26
4529191   CARLSBAD           CA    92009  SFD       9.500         7.500        $2,142.08     360          1-Aug-26
4529248   DENVILLE           NJ    07834  SFD       8.375         7.500        $2,333.43     360          1-Aug-26
4529265   VIENNA             VA    22182  SFD       8.000         7.500        $2,289.35     360          1-Aug-26
4529329   SURFSIDE           FL    33154  HCO       8.250         7.500        $1,938.27     360          1-Aug-26
4529336   MOORPARK           CA    93021  SFD       8.000         7.500        $2,406.75     360          1-Aug-26
4529348   ALPHARETTA         GA    30202  SFD       7.625         7.355        $1,680.31     360          1-Aug-26
4529352   STAMFORD           CT    06905  SFD       7.875         7.500        $2,055.94     360          1-Aug-26
4529356   MADISON            CT    06443  SFD       8.125         7.500        $1,853.28     360          1-Aug-26
4529371   ORINDA             CA    94563  SFD       8.375         7.500        $3,101.10     360          1-Aug-26
4529374   FLEMINGTON         NJ    08822  SFD       8.000         7.500        $1,816.81     360          1-Aug-26
4529383   NEW CANAAN         CT    06840  SFD       8.500         7.500        $2,306.75     360          1-Sep-26
4529453   LONG VALLEY        NJ    07853  SFD       8.125         7.500        $2,509.65     360          1-Aug-26
4529495   EDINA              MN    55424  SFD       8.125         7.500        $1,811.70     360          1-Sep-26
4529503   PENHOOK            VA    24137  SFD       8.250         7.500        $1,803.04     360          1-Aug-26
4529558   WRIGHTSTOWN        PA    18940  SFD       8.500         7.500        $3,267.89     360          1-Aug-26
4529572   ALAMO              CA    94507  SFD       8.375         7.500        $2,470.24     360          1-Sep-26
4529628   SAN JOSE           CA    95123  SFD       9.125         7.500        $1,739.15     360          1-Aug-26
4529781   CHESTERFIELD       VA    23832  SFD       8.250         7.500        $1,788.02     360          1-Aug-26
4529896   WARREN             NJ    07059  SFD       7.750         7.480        $3,381.47     360          1-Aug-26
4529936   LUCAS              TX    75002  SFD       8.000         7.500        $1,599.61     360          1-Aug-26
4530045   PACIFIC PALISADES  CA    90272  LCO       8.375         7.500        $1,949.59     360          1-Sep-26
4530091   PINE BROOK         NJ    07058  SFD       7.875         7.500        $2,719.02     360          1-Sep-26
4530182   RALEIGH            NC    27613  SFD       7.875         7.500        $1,827.18     360          1-Aug-26
4530196   GRANVILLE          OH    43023  SFD       7.875         7.500        $1,558.90     360          1-Aug-26
4530197   HOUSTON            TX    77059  SFD       8.125         7.500        $1,791.65     360          1-Aug-26
4530218   FORT LAUDERDALE    FL    33332  SFD       7.875         7.500        $3,987.89     360          1-Sep-26
4530232   FORT LAUDERDALE    FL    33326  SFD       7.875         7.500        $1,807.60     360          1-Sep-26
4530233   MARSHFIELD         MA    02050  SFD       8.250         7.500        $2,298.88     360          1-Aug-26
4530260   DEVON              PA    19333  SFD       7.875         7.500        $1,812.68     360          1-Sep-26
4530338   VIENNA             VA    22182  SFD       8.375         7.500        $2,721.06     360          1-Aug-26
4530352   NEWTOWN            PA    18940  SFD       8.750         7.500        $1,730.75     360          1-Aug-26
4530394   GLASTONBURY        CT    06033  SFD       7.875         7.500        $2,015.70     360          1-Sep-26
4530396   POWAY              CA    92064  SFD       8.250         7.500        $3,944.15     360          1-Aug-26
4530441   RANDOLPH           NJ    07869  SFD       7.875         7.500        $1,798.18     360          1-Aug-26
4530445   PLACENTIA          CA    92670  SFD       8.875         7.500        $1,886.48     360          1-Aug-26
4530449   OVERLAND PARK      KS    66223  SFD       8.250         7.500        $2,043.45     360          1-Aug-26
4530457   ROSWELL            GA    30076  SFD       8.000         7.500        $1,614.29     360          1-Aug-26
4530502   SAN FRANCISCO      CA    94115  SFD       8.250         7.500        $4,201.09     360          1-Aug-26
4530504   THE WOODLANDS      TX    77381  SFD       8.375         7.500        $1,975.81     360          1-Aug-26
4530735   GRAND RAPIDS       MI    49503  SFD       8.250         7.500        $2,516.75     360          1-Sep-26
4530754   SOUTHLAKE          TX    76092  SFD       8.000         7.500        $1,635.57     360          1-Sep-26
4530773   BOULDER            CO    80304  SFD       8.000         7.500        $2,436.10     360          1-Aug-26
4530807   ROCHESTER HILLS    MI    48306  SFD       8.000         7.500        $2,568.18     360          1-Sep-26
4530820   ALPHARETTA         GA    30201  SFD       8.125         7.500        $1,893.37     360          1-Aug-26
4530849   CONCORD            MA    01742  SFD       8.250         7.500        $3,095.22     360          1-Aug-26
4530889   NAPA               CA    94558  SFD       8.125         7.500        $1,937.92     360          1-Sep-26
4530894   BEVERLY            MA    01915  SFD       8.625         7.500        $2,380.04     360          1-Aug-26
4530966   LEBANON            NJ    08833  SFD       8.250         7.500        $1,794.78     360          1-Aug-26
4530981   KENT               WA    98042  SFD       8.625         7.500        $2,243.54     360          1-Aug-26
4530995   STAMFORD           CT    06903  SFD       9.125         7.500        $2,562.95     360          1-Sep-26
4531004   DARIEN             CT    06820  SFD       8.250         7.500        $3,628.62     360          1-Sep-26
4531074   MANALAPAN          NJ    07726  SFD       8.125         7.500        $1,900.80     360          1-Aug-26
4531107   ALBANY             GA    31707  SFD       8.875         7.500        $1,707.86     360          1-Aug-26
4531116   NEW FAIRFIELD      CT    06812  SFD       8.875         7.500        $2,642.34     360          1-Sep-26
4531135   ROSWELL            GA    30076  SFD       7.750         7.480        $1,593.31     360          1-Aug-26
4531274   WALNUT CREEK       CA    94596  SFD       8.125         7.500        $2,227.50     360          1-Aug-26
4531298   RANDOLPH           NJ    07869  SFD       8.125         7.500        $2,773.23     360          1-Sep-26
4531332   SAN RAFAEL         CA    94903  SFD       7.875         7.500        $2,316.60     360          1-Aug-26
4531336   NEW MILFORD        CT    06776  SFD       8.125         7.500        $1,722.60     360          1-Sep-26
4531372   NORTHVILLE         MI    48167  SFD       8.125         7.500        $2,079.00     360          1-Aug-26
4531374   ALPHARETTA         GA    30202  SFD       7.750         7.480        $2,149.24     360          1-Aug-26
4531405   LAFAYETTE          CO    80026  SFD       8.500         7.500        $1,783.88     360          1-Sep-26
4531418   ALPHARETTA         GA    30202  SFD       7.750         7.480        $1,581.49     360          1-Sep-26
4531422   DUXBURY            MA    02331  SFD       8.125         7.500        $1,670.62     360          1-Sep-26
4531445   HOCKESSIN          DE    19707  SFD       8.000         7.500        $1,878.44     360          1-Sep-26
4531459   VERNON HILLS       IL    60061  SFD       8.125         7.500        $2,227.50     360          1-Sep-26
4531526   DANVILLE           CA    94506  SFD       8.250         7.500        $2,274.84     360          1-Aug-26
4531530   SAN FRANCISCO      CA    94112  SFD       8.375         7.500        $2,086.40     360          1-Sep-26
4531562   CAMARILLO          CA    93012  SFD       8.125         7.500        $2,895.74     360          1-Aug-26
4531566   MORRISON           CO    80465  SFD       8.625         7.500        $2,898.05     360          1-Aug-26
4531622   BETHLEHEM          NJ    08802  SFD       8.125         7.500        $1,744.87     360          1-Sep-26
4531646   NAPERVILLE         IL    60563  SFD       8.250         7.500        $1,833.10     360          1-Aug-26
4531746   ASHBURN            VA    22011  SFD       7.875         7.500        $1,667.66     360          1-Sep-26
4531813   WEST CHESTER       PA    19382  SFD       7.875         7.500        $2,030.20     360          1-Aug-26
4532000   SLINGERLANDS       NY    12159  SFD       8.875         7.500        $2,291.46     360          1-Aug-26
4532065   SOUTHLAKE          TX    76092  SFD       8.625         7.500        $2,255.60     360          1-Sep-26
4532124   ALAMEDA            CA    94502  SFD       8.500         7.500        $1,805.41     360          1-Aug-26
4532262   FREDON             NJ    07860  SFD       8.375         7.500        $1,637.20     360          1-Jul-26
4532298   BLOOMFIELD HILLS   MI    48301  SFD       7.750         7.480        $2,113.42     360          1-Sep-26
4532339   MADISON            CT    06443  SFD       8.000         7.500        $1,577.23     360          1-Aug-26
4532345   SHREWSBURY         MA    01545  SFD       8.125         7.500        $1,789.42     360          1-Sep-26
4532347   PALM BEACH GARDENS FL    33410  SFD       8.000         7.500        $2,641.56     360          1-Aug-26
4532383   SAN JOSE           CA    95117  SFD       8.875         7.500        $2,040.83     360          1-Aug-26
4532417   PHOENIX            AZ    85048  SFD       8.375         7.500        $2,120.61     360          1-Sep-26
4532418   GREAT FALLS        VA    22066  SFD       8.375         7.500        $2,702.06     360          1-Aug-26
4532464   RESTON             VA    22090  SFD       8.625         7.500        $2,065.04     360          1-Sep-26
4532512   FAIRFAX            VA    22033  SFD       8.000         7.500        $1,577.60     360          1-Aug-26
4532567   RADNOR             PA    19087  SFD       7.875         7.500        $2,038.90     360          1-Aug-26
4532581   SAN MATEO          CA    94403  SFD       8.875         7.500        $2,386.94     360          1-Aug-26
4532597   BELLAIRE           TX    77401  SFD       8.250         7.500        $2,060.73     360          1-Aug-26
4532632   NEW PROVIDENCE     NJ    07974  SFD       8.125         7.500        $1,716.66     360          1-Sep-26
4532633   GILROY             CA    95020  SFD       9.000         7.500        $2,407.84     360          1-Sep-26
4532651   PITTSFORD          NY    14534  SFD       8.000         7.500        $1,687.66     360          1-Sep-26
4532653   MEDFORD            NJ    08055  SFD       8.250         7.500        $1,792.53     360          1-Aug-26
4532702   PHOENIX            AZ    85408  SFD       8.250         7.500        $1,652.79     360          1-Sep-26
4532723   NORWALK            CT    06850  SFD       8.500         7.500        $2,636.61     360          1-Aug-26
4532731   NORWALK            CT    06850  SFD       7.875         7.500        $1,377.64     360          1-Sep-26
4532772   DACULA             GA    30211  SFD       8.625         7.500        $2,023.04     360          1-Aug-26
4532878   LIVERMORE          CA    94550  SFD       8.125         7.500        $1,603.80     360          1-Sep-26
4532902   SWAMPSCOTT         MA    01907  SFD       8.500         7.500        $1,691.61     360          1-Sep-26
4532984   BASKING RIDGE      NJ    07920  SFD       8.250         7.500        $4,116.95     360          1-Aug-26
4533038   DALLAS             TX    75205  SFD       8.375         7.500        $2,702.06     360          1-Sep-26
4533163   MISSION VIEJO      CA    92692  SFD       8.125         7.500        $1,915.65     360          1-Sep-26
4533247   COLLIERVILLE       TN    38017  SFD       7.625         7.355        $1,783.65     360          1-Sep-26
4533315   NORWALK            CT    06850  SFD       8.625         7.500        $2,502.54     360          1-Sep-26
4533319   HOUSTON            TX    77007  SFD       8.625         7.500        $2,055.70     360          1-Sep-26
4533354   CHESTER SPRINGS    PA    19425  SFD       7.875         7.500        $2,001.20     360          1-Aug-26
4533355   ROCHESTER          MI    48306  SFD       7.875         7.500        $1,885.19     360          1-Sep-26
4533392   MOORESVILLE        NC    28115  SFD       8.375         7.500        $1,776.29     360          1-Sep-26
4533410   VISALIA            CA    93291  SFD       9.125         7.500        $2,440.90     360          1-Aug-26
4533420   MIAMI              FL    33156  SFD       7.875         7.500        $1,798.18     360          1-Aug-26
4533472   BRIDGEWATER        CT    06752  SFD       7.875         7.500        $2,283.97     360          1-Sep-26
4533498   DANVILLE           CA    94526  PUD       8.500         7.500        $1,729.29     360          1-Aug-26
4533513   HERNDON            VA    20171  SFD       7.500         7.230        $2,433.27     360          1-Sep-26
4533621   MISSION VIEJO      CA    92692  SFD       8.125         7.500        $2,376.00     360          1-Sep-26
4533723   ATLANTA            GA    30327  SFD       8.375         7.500        $2,358.51     360          1-Aug-26
4533759   PHOENIX            AZ    85045  SFD       8.125         7.500        $1,893.37     360          1-Aug-26
4533869   DUBLIN             OH    43017  SFD       8.000         7.500        $2,103.34     360          1-Sep-26
4533871   SAINT CHARLES      IL    60174  SFD       7.750         7.480        $2,414.31     360          1-Sep-26
4533878   NEWPORT BEACH      CA    92660  SFD       8.250         7.500        $2,674.51     360          1-Sep-26
4533891   MENDHAM            NJ    07945  SFD       8.500         7.500        $2,646.99     360          1-Sep-26
4533981   ALBUQUERQUE        NM    87111  SFD       8.000         7.500        $1,719.95     360          1-Sep-26
4534021   SNELLVILLE         GA    30278  SFD       8.750         7.500        $2,346.73     360          1-Sep-26
4534112   FOSTER CITY        CA    94404  SFD       9.125         7.500        $2,164.27     360          1-Sep-26
4534158   BROOKFIELD         WI    53045  SFD       8.125         7.500        $3,563.99     360          1-Sep-26
4534184   THE WOODLANDS      TX    77380  SFD       8.250         7.500        $1,803.04     360          1-Sep-26
4534329   STAMFORD           CT    06902  SFD       8.125         7.500        $1,819.12     360          1-Sep-26
4534389   CORAL SPRINGS      FL    33076  SFD       8.375         7.500        $1,915.39     360          1-Sep-26
4534437   SCOTTSDALE         AZ    85259  SFD       7.875         7.500        $2,378.23     360          1-Sep-26
4534438   CENTERPORT         NY    11721  SFD       9.000         7.500        $2,838.71     360          1-Sep-26
4534444   LITTLETON          CO    80127  SFD       8.125         7.500        $2,638.10     360          1-Sep-26
4534448   RALEIGH            NC    27615  SFD       8.000         7.500        $2,201.30     360          1-Aug-26
4534470   REDMOND            WA    98052  SFD       7.875         7.500        $1,856.18     360          1-Sep-26
4534534   ATLANTA            GA    30342  SFD       7.750         7.480        $2,149.24     360          1-Sep-26
4534597   THE WOODLANDS      TX    77381  SFD       8.000         7.500        $1,655.38     360          1-Sep-26
4534615   WESTFIELD          NJ    07090  SFD       8.125         7.500        $2,702.69     360          1-Sep-26
4534627   DARIEN             CT    06820  SFD       7.625         7.355        $3,715.92     360          1-Sep-26
4534740   BOCA RATON         FL    33486  SFD       8.000         7.500        $1,849.09     360          1-Sep-26
4534761   NORTHBROOK         IL    60062  SFD       8.250         7.500        $2,253.80     360          1-Sep-26
4534911   MIDLOTHIAN         VA    23113  SFD       8.250         7.500        $4,507.60     360          1-Sep-26
4535376   KNOXVILLE          TN    37922  SFD       8.375         7.500        $2,052.20     360          1-Sep-26
4536005   KENNEWICK          WA    99337  SFD       8.125         7.500        $1,820.98     360          1-Sep-26
4536712   CRYSTAL LAKE       IL    60014  SFD       8.000         7.500        $2,773.64     360          1-Sep-26



(i)      (ix)               (x)     (xi)       (xii)     (xiii)       (xiv)         (xv)         (xvi)
-----    --------------     ------  ---------  --------- ---------    -----------   -----------  --------
         CUT-OFF
MORTGAGE DATE                                  MORTGAGE               T.O.P.        MASTER       FIXED
LOAN     PRINCIPAL                             INSURANCE SERVICE      MORTGAGE      SERVICE      RETAINED
NUMBER   BALANCE            LTV     SUBSIDY    CODE      FEE          LOAN          FEE          YIELD
-------- --------------     ------  ---------  --------- ---------    -----------   -----------  --------
3594666     $229,545.67     76.83                        0.250                      0.020        0.230
4454006     $413,300.00     78.01                        0.250                      0.020        0.480
4455311     $324,758.80     51.59   GD 5YR               0.250                      0.020        0.000
4488866     $314,422.26     79.84                        0.250                      0.020        0.000
4489342     $319,785.28     76.19                        0.250                      0.020        0.230
4489475     $250,000.00     74.28                        0.250                      0.020        0.730
4490979     $357,521.87     80.00                        0.250                      0.020        0.480
4493831     $409,438.21     80.00                        0.250                      0.020        0.000
4494057     $225,500.00     79.99                        0.250                      0.020        0.230
4494227     $365,167.00     89.12                        0.250                      0.020        0.480
4494610     $239,838.96     64.52                        0.250                      0.020        0.230
4498703     $328,000.00     79.85   GD 3YR               0.250                      0.020        0.355
4499182     $449,713.05     73.17                        0.250                      0.020        0.480
4499343     $400,000.00     87.93   GD 5YR               0.250                      0.020        0.355
4500427     $270,953.74     79.99                        0.250                      0.020        0.000
4501107     $239,826.29     68.77                        0.250                      0.020        0.000
4501830     $250,740.01     89.53                        0.250                      0.020        0.480
4501870     $537,320.46     80.00                        0.250                      0.020        0.000
4502391     $295,066.48     89.99   GD 5YR               0.250                      0.020        0.605
4502928     $212,261.05     84.98                        0.250                      0.020        0.355
4503502     $380,000.00     76.77                        0.250                      0.020        0.355
4505728     $224,950.00     79.77                        0.250                      0.020        0.355
4505895     $215,872.47     90.00   GD 3YR               0.250                      0.020        0.855
4506021     $378,752.08     89.92                        0.250                      0.020        0.355
4506951     $280,075.80     95.00                        0.250                      0.020        0.605
4507360     $217,511.20     50.71                        0.250                      0.020        0.480
4509802     $445,000.00     76.72                        0.250                      0.020        0.105
4510153     $219,703.77     80.00                        0.250                      0.020        0.230
4510243     $498,793.32     73.53                        0.250                      0.020        0.000
4510386     $258,217.62     80.00                        0.250                      0.020        0.000
4510428     $243,256.29     89.99                        0.250                      0.020        0.855
4510583     $305,000.00     69.13                        0.250                      0.020        0.355
4512355     $244,813.57     74.26                        0.250                      0.020        0.000
4512432     $309,971.36     80.00                        0.250                      0.020        0.105
4512911     $335,950.00     79.99                        0.250                      0.020        0.000
4512975     $220,000.00     68.97                        0.250                      0.020        0.230
4513860     $283,150.01     79.99                        0.250                      0.020        0.000
4515211     $238,202.47     90.00   GD 4YR               0.250                      0.020        0.605
4515262     $225,000.00     58.14                        0.250                      0.020        0.230
4515295     $264,808.19     55.79                        0.250                      0.020        0.000
4515645     $215,843.66     79.12                        0.250                      0.020        0.000
4515672     $259,806.80     39.32   GD 3YR               0.250                      0.020        0.000
4515702     $240,000.00     68.81                        0.250                      0.020        0.230
4515725     $275,000.00     77.28                        0.250                      0.020        0.230
4515974     $391,736.97     80.00   GD 3YR               0.250                      0.020        0.230
4516151     $321,781.93     61.90                        0.250                      0.020        0.230
4516423     $224,837.15     62.50                        0.250                      0.020        0.000
4516787     $312,000.00     80.00                        0.250                      0.020        0.355
4516881     $599,565.73     72.48                        0.250                      0.020        0.000
4517408     $349,759.13     76.48                        0.250                      0.020        0.105
4517743     $299,803.75     75.19                        0.250                      0.020        0.355
4517764     $773,306.50     77.89                        0.250                      0.020        0.000
4518097     $277,818.14     78.42                        0.250                      0.020        0.355
4518177     $603,344.89     75.00   GD 3YR               0.250                      0.020        0.230
4518291     $263,000.00     84.16               33       0.250                      0.020        0.000
4518605     $451,688.93     80.00                        0.250                      0.020        0.105
4518732     $314,900.00     82.87   GD 3YR      33       0.250                      0.020        0.605
4518841     $249,827.95     68.31                        0.250                      0.020        0.105
4519054     $431,388.21     80.00   GD 3YR               0.250                      0.020        0.000
4519270     $239,834.83     76.18                        0.250                      0.020        0.105
4519595     $249,848.54     71.65   GD 3YR               0.250                      0.020        0.730
4520165     $229,864.21     57.88                        0.250                      0.020        0.855
4520320     $252,807.49     79.80                        0.250                      0.020        0.000
4520804     $349,333.97     80.00                        0.250                      0.020        0.000
4520855     $229,829.30     55.42                        0.250                      0.020        0.000
4520887     $211,857.74     87.92                        0.250                      0.020        0.230
4520906     $234,821.18     56.63                        0.250                      0.020        0.000
4521154     $267,306.39     74.93                        0.250                      0.020        0.000
4521294     $231,859.45     84.36   GD 5YR               0.250                      0.020        0.730
4521367     $269,818.83     80.00   GD 3YR               0.250                      0.020        0.230
4522682     $229,425.28     80.00                        0.250                      0.020        0.000
4522700     $424,000.00     80.00   GD 3YR               0.250                      0.020        0.105
4522717     $314,827.93     90.00                        0.250                      0.020        1.230
4522890     $265,842.95     95.00                        0.250                      0.020        0.855
4522924     $190,684.66     57.35                        0.250                      0.020        0.000
4522989     $106,125.78     68.05   GD 3YR               0.250                      0.020        0.000
4523235     $261,841.27     83.76                        0.250                      0.020        0.730
4523556     $430,400.00     63.76   GD 4YR               0.250                      0.020        0.355
4523564     $499,647.10     59.59                        0.250                      0.020        0.000
4523865     $292,318.19     90.00                        0.250                      0.020        0.605
4523893     $226,635.85     94.50               33       0.250                      0.020        0.000
4523993     $249,148.96     90.00                        0.250                      0.020        0.730
4524122     $209,855.48     61.76   GD 3YR               0.250                      0.020        0.105
4524487     $212,850.00     79.99                        0.250                      0.020        0.605
4524551     $399,769.86     88.89                        0.250                      0.020        0.980
4524645     $254,091.96     90.00   GD 4YR               0.250                      0.020        0.605
4524651     $214,852.04     55.84                        0.250                      0.020        0.105
4524729     $368,776.45     90.00                        0.250                      0.020        0.730
4524865     $251,843.36     90.00               33       0.250                      0.020        0.605
4524935     $367,365.59     84.99   GD 3YR               0.250                      0.020        0.480
4524937     $255,836.75     80.00                        0.250                      0.020        0.480
4525326     $324,764.77     68.42   GD 3YR               0.250                      0.020        0.000
4525445     $249,848.54     70.26   GD 3YR               0.250                      0.020        0.730
4525489     $263,827.30     80.00                        0.250                      0.020        0.355
4525606     $389,751.31     79.59                        0.250                      0.020        0.480
4525649     $271,547.68     94.83                        0.250                      0.020        1.105
4525697     $221,868.93     80.00                        0.250                      0.020        0.855
4525737     $214,844.39     46.24   GD 2YR               0.250                      0.020        0.000
4525871     $269,823.37     65.85                        0.250                      0.020        0.355
4525993     $268,037.52     90.00   GD 3YR               0.250                      0.020        0.730
4526203     $347,760.50     80.00                        0.250                      0.020        0.105
4526322     $276,310.39     95.00               33       0.250                      0.020        1.605
4526387     $289,368.57     78.38                        0.250                      0.020        0.000
4526413     $218,345.78     73.20                        0.250                      0.020        0.000
4526534     $259,811.81     72.42                        0.250                      0.020        0.000
4526604     $211,871.57     85.83                        0.250                      0.020        0.730
4526615     $271,404.38     80.00                        0.250                      0.020        0.000
4526652     $248,649.27     79.97                        0.250                      0.020        0.730
4526655     $235,837.58     84.29                        0.250                      0.020        0.105
4526673     $269,832.18     87.10                        0.250                      0.020        0.605
4526755     $229,682.40     80.00                        0.250                      0.020        0.105
4526764     $399,717.68     51.61   GD 4YR               0.250                      0.020        0.000
4526796     $324,551.19     60.19                        0.250                      0.020        0.105
4526800     $212,296.01     79.98                        0.250                      0.020        0.000
4526807     $301,392.44     80.97                        0.250                      0.020        0.105
4526825     $228,304.32     79.99                        0.250                      0.020        0.480
4526831     $439,704.76     80.00   GD 3YR               0.250                      0.020        0.230
4526851     $297,450.00     92.95                        0.250                      0.020        0.480
4526935     $238,950.00     80.00                        0.250                      0.020        0.730
4526966     $369,000.00     90.00   GD 3YR               0.250                      0.020        0.855
4527036     $261,832.93     80.00                        0.250                      0.020        0.480
4527039     $359,770.44     90.00   GD 3YR               0.250                      0.020        0.480
4527047     $267,016.11     80.00                        0.250                      0.020        0.105
4527067     $393,750.00     79.98                        0.250                      0.020        0.230
4527098     $242,250.00     95.00                        0.250                      0.020        1.355
4527114     $400,000.00     78.43   GD 3YR               0.250                      0.020        0.000
4527160     $419,696.01     79.25                        0.250                      0.020        0.000
4527188     $395,747.48     90.00                        0.250                      0.020        0.480
4527258     $353,368.69     80.00                        0.250                      0.020        0.355
4527297     $494,084.73     80.00                        0.250                      0.020        0.480
4527301     $239,826.29     75.24   GD 3YR               0.250                      0.020        0.000
4527346     $299,793.54     64.79                        0.250                      0.020        0.105
4527358     $274,815.47     66.75                        0.250                      0.020        0.230
4527454     $354,149.86     80.00   GD 5YR               0.250                      0.020        0.000
4527652     $216,658.18     80.00   GD 6YR               0.250                      0.020        0.355
4527725     $292,000.00     80.00                        0.250                      0.020        0.230
4527726     $264,872.15     90.00                        0.250                      0.020        0.230
4527751     $980,000.00     80.00                        0.250                      0.020        0.355
4527796     $291,823.10     80.00                        0.250                      0.020        0.730
4527906     $324,770.62     69.67                        0.250                      0.020        0.000
4527968     $310,930.39     89.99               33       0.250                      0.020        0.000
4528156     $487,655.57     80.00                        0.250                      0.020        0.000
4528195     $419,718.18     80.00                        0.250                      0.020        0.230
4528310     $317,281.49     71.75                        0.250                      0.020        0.105
4528327     $400,000.00     83.33   GD 3YR               0.250                      0.020        0.730
4528332     $149,891.43     60.85   GD 3YR               0.250                      0.020        0.000
4528375     $268,841.18     89.97                        0.250                      0.020        0.855
4528390     $236,103.98     95.00                        0.250                      0.020        1.480
4528434     $284,798.84     74.03                        0.250                      0.020        0.000
4528451     $359,770.44     80.00                        0.250                      0.020        0.480
4528454     $259,311.81     71.23                        0.250                      0.020        0.000
4528462     $283,500.00     90.00   GD 6YR               0.250                      0.020        0.605
4528561     $269,823.37     78.67                        0.250                      0.020        0.355
4528757     $388,988.82     75.00                        0.250                      0.020        0.230
4528928     $284,798.84     76.00                        0.250                      0.020        0.000
4528932     $220,366.41     88.20                        0.250                      0.020        0.730
4528941     $255,655.31     80.00                        0.250                      0.020        0.230
4528951     $353,212.83     80.00                        0.250                      0.020        0.230
4528972     $219,859.71     80.00                        0.250                      0.020        0.480
4529047     $328,000.00     80.00                        0.250                      0.020        0.000
4529098     $225,000.00     61.64                        0.250                      0.020        0.000
4529191     $254,624.69     89.99                        0.250                      0.020        1.730
4529248     $306,809.17     55.12                        0.250                      0.020        0.605
4529265     $311,790.65     80.00                        0.250                      0.020        0.230
4529329     $257,835.48     80.00                        0.250                      0.020        0.480
4529336     $327,779.92     78.75                        0.250                      0.020        0.230
4529348     $237,228.17     95.00               33       0.250                      0.020        0.000
4529352     $283,354.86     94.99               33       0.250                      0.020        0.105
4529356     $249,436.72     80.00                        0.250                      0.020        0.355
4529371     $407,746.40     80.00                        0.250                      0.020        0.605
4529374     $242,433.86     80.00                        0.250                      0.020        0.230
4529383     $300,000.00     84.51                        0.250                      0.020        0.730
4529453     $337,778.89     80.00                        0.250                      0.020        0.355
4529495     $244,000.00     80.00                        0.250                      0.020        0.355
4529503     $239,846.96     73.85                        0.250                      0.020        0.480
4529558     $424,742.53     63.43                        0.250                      0.020        0.730
4529572     $325,000.00     66.82   GD 3YR               0.250                      0.020        0.605
4529628     $213,636.24     95.00                        0.250                      0.020        1.355
4529781     $237,848.23     80.00                        0.250                      0.020        0.480
4529896     $471,666.86     80.00                        0.250                      0.020        0.000
4529936     $217,853.72     78.00                        0.250                      0.020        0.230
4530045     $256,500.00     90.00   GD 5YR               0.250                      0.020        0.605
4530091     $375,000.00     55.15                        0.250                      0.020        0.105
4530182     $251,826.57     80.00                        0.250                      0.020        0.105
4530196     $214,852.04     86.69               33       0.250                      0.020        0.105
4530197     $241,142.15     79.99                        0.250                      0.020        0.355
4530218     $550,000.00     64.40                        0.250                      0.020        0.105
4530232     $249,300.00     90.00                        0.250                      0.020        0.105
4530233     $305,804.87     75.56                        0.250                      0.020        0.480
4530260     $250,000.00     73.53                        0.250                      0.020        0.105
4530338     $357,777.48     58.21                        0.250                      0.020        0.605
4530352     $219,873.42     88.53                        0.250                      0.020        0.980
4530394     $278,000.00     76.61                        0.250                      0.020        0.105
4530396     $524,665.23     78.84                        0.250                      0.020        0.480
4530441     $247,829.32     80.00   GD 3YR               0.250                      0.020        0.105
4530445     $236,967.07     89.98   GD 3YR               0.250                      0.020        1.105
4530449     $271,826.55     59.52                        0.250                      0.020        0.480
4530457     $219,852.38     41.75                        0.250                      0.020        0.230
4530502     $558,843.41     80.00   GD 3YR               0.250                      0.020        0.480
4530504     $259,788.42     79.98                        0.250                      0.020        0.605
4530735     $335,000.00     64.67                        0.250                      0.020        0.480
4530754     $222,900.00     79.64                        0.250                      0.020        0.230
4530773     $331,777.23     80.00                        0.250                      0.020        0.230
4530807     $350,000.00     53.85                        0.250                      0.020        0.230
4530820     $254,833.19     79.05                        0.250                      0.020        0.355
4530849     $411,737.28     80.00                        0.250                      0.020        0.480
4530889     $261,000.00     90.00                        0.250                      0.020        0.355
4530894     $305,819.34     90.00                        0.250                      0.020        0.855
4530966     $238,747.48     90.00               33       0.250                      0.020        0.480
4530981     $288,279.69     90.00               33       0.250                      0.020        0.855
4530995     $315,000.00     90.00                        0.250                      0.020        1.355
4531004     $483,000.00     76.30   GD 3YR               0.250                      0.020        0.480
4531074     $255,832.53     80.00                        0.250                      0.020        0.355
4531107     $214,529.66     90.00                        0.250                      0.020        1.105
4531116     $332,100.00     90.00                        0.250                      0.020        1.105
4531135     $222,243.02     80.00                        0.250                      0.020        0.000
4531274     $299,803.75     56.07   GD 8YR               0.250                      0.020        0.355
4531298     $373,500.00     90.00                        0.250                      0.020        0.355
4531332     $319,221.86     90.00               33       0.250                      0.020        0.105
4531336     $232,000.00     80.00   GD 3YR               0.250                      0.020        0.355
4531372     $279,816.83     70.89                        0.250                      0.020        0.355
4531374     $299,788.26     80.00                        0.250                      0.020        0.000
4531405     $232,000.00     79.82                        0.250                      0.020        0.730
4531418     $220,750.00     85.56               33       0.250                      0.020        0.000
4531422     $225,000.00     49.45                        0.250                      0.020        0.355
4531445     $256,000.00     85.62                        0.250                      0.020        0.230
4531459     $300,000.00     72.29                        0.250                      0.020        0.355
4531526     $302,606.91     80.00   GD 5YR               0.250                      0.020        0.480
4531530     $274,500.00     90.00   GD 3YR               0.250                      0.020        0.605
4531562     $389,744.88     75.73                        0.250                      0.020        0.355
4531566     $372,380.01     90.00                        0.250                      0.020        0.855
4531622     $235,000.00     73.44                        0.250                      0.020        0.355
4531646     $243,844.40     59.51                        0.250                      0.020        0.480
4531746     $230,000.00     79.04                        0.250                      0.020        0.105
4531813     $279,807.30     71.79                        0.250                      0.020        0.105
4532000     $287,838.54     87.27                        0.250                      0.020        1.105
4532065     $290,000.00     87.83                        0.250                      0.020        0.855
4532124     $234,657.76     88.67                        0.250                      0.020        0.730
4532262     $215,131.19     79.78                        0.250                      0.020        0.605
4532298     $295,000.00     74.68                        0.250                      0.020        0.000
4532339     $214,805.77     84.99   GD 3YR      33       0.250                      0.020        0.230
4532345     $241,000.00     80.00   GD 5YR               0.250                      0.020        0.355
4532347     $359,758.44     69.10                        0.250                      0.020        0.230
4532383     $256,356.20     90.00                        0.250                      0.020        1.105
4532417     $279,000.00     90.00                        0.250                      0.020        0.605
4532418     $355,279.03     90.00   GD 4YR               0.250                      0.020        0.605
4532464     $265,500.00     90.00                        0.250                      0.020        0.855
4532512     $214,855.73     78.18                        0.250                      0.020        0.230
4532567     $281,006.48     95.00               33       0.250                      0.020        0.105
4532581     $299,831.81     92.17                        0.250                      0.020        1.105
4532597     $274,125.08     80.00                        0.250                      0.020        0.480
4532632     $231,200.00     80.00                        0.250                      0.020        0.355
4532633     $299,250.00     95.00   GD 6YR               0.250                      0.020        1.230
4532651     $230,000.00     71.19                        0.250                      0.020        0.230
4532653     $238,447.85     68.17                        0.250                      0.020        0.480
4532702     $220,000.00     67.90                        0.250                      0.020        0.480
4532723     $342,692.26     90.00               33       0.250                      0.020        0.730
4532731     $190,000.00     49.67   GD 3YR               0.250                      0.020        0.105
4532772     $259,946.43     90.00                        0.250                      0.020        0.855
4532878     $216,000.00     80.00   GD 8YR               0.250                      0.020        0.355
4532902     $220,000.00     80.00                        0.250                      0.020        0.730
4532984     $547,650.55     80.00                        0.250                      0.020        0.480
4533038     $355,500.00     90.00                        0.250                      0.020        0.605
4533163     $258,000.00     79.26                        0.250                      0.020        0.355
4533247     $252,000.00     89.20                        0.250                      0.020        0.000
4533315     $321,750.00     90.00                        0.250                      0.020        0.855
4533319     $264,300.00     94.99                        0.250                      0.020        0.855
4533354     $275,810.05     80.00                        0.250                      0.020        0.105
4533355     $260,000.00     86.67                        0.250                      0.020        0.105
4533392     $233,700.00     95.00   GD 4YR               0.250                      0.020        0.605
4533410     $299,840.35     93.75                        0.250                      0.020        1.355
4533420     $247,829.32     80.00                        0.250                      0.020        0.105
4533472     $315,000.00     68.85   GD 3YR               0.250                      0.020        0.105
4533498     $224,763.75     86.53   GD 7YR               0.250                      0.020        0.730
4533513     $348,000.00     80.00                        0.250                      0.020        0.000
4533621     $320,000.00     76.19                        0.250                      0.020        0.355
4533723     $310,107.13     76.62                        0.250                      0.020        0.605
4533759     $254,833.19     79.94                        0.250                      0.020        0.355
4533869     $286,650.00     90.00                        0.250                      0.020        0.230
4533871     $337,000.00     79.86                        0.250                      0.020        0.000
4533878     $356,000.00     80.00   GD 4YR               0.250                      0.020        0.480
4533891     $344,250.00     85.00   GD 3YR               0.250                      0.020        0.730
4533981     $234,400.00     80.00                        0.250                      0.020        0.230
4534021     $298,300.00     95.00               33       0.250                      0.020        0.980
4534112     $266,000.00     95.00   GD 6YR               0.250                      0.020        1.355
4534158     $480,000.00     80.00                        0.250                      0.020        0.355
4534184     $240,000.00     75.95                        0.250                      0.020        0.480
4534329     $245,000.00     85.96   GD 3YR               0.250                      0.020        0.355
4534389     $252,000.00     90.00                        0.250                      0.020        0.605
4534437     $328,000.00     78.10                        0.250                      0.020        0.105
4534438     $352,800.00     90.00               33       0.250                      0.020        1.230
4534444     $355,300.00     85.00                        0.250                      0.020        0.355
4534448     $299,798.70     80.00                        0.250                      0.020        0.230
4534470     $256,000.00     80.00                        0.250                      0.020        0.105
4534534     $300,000.00     50.00                        0.250                      0.020        0.000
4534597     $225,600.00     80.00                        0.250                      0.020        0.230
4534615     $364,000.00     80.00                        0.250                      0.020        0.355
4534627     $525,000.00     52.36                        0.250                      0.020        0.000
4534740     $252,000.00     75.22                        0.250                      0.020        0.230
4534761     $300,000.00     71.43                        0.250                      0.020        0.480
4534911     $600,000.00     79.05                        0.250                      0.020        0.480
4535376     $270,000.00     90.00               33       0.250                      0.020        0.605
4536005     $245,250.00     90.83                        0.250                      0.020        0.355
4536712     $378,000.00     90.00                        0.250                      0.020        0.230

         $91,707,148.74



COUNT:                              304
WAC:                        8.111644991
WAM:                        359.1270779
WALTV:                      78.77905031

                                   EXHIBIT F-3

NASCOR
NMI / 1996-6 Exhibit F-3 (Part A)
20 & 30 YEAR FIXED RATE RELOCATION LOANS

(i)      (ii)                  (iii)    (iv)     (v)      (vi)      (vii)    (viii)
-------- --------- ----- ----- -------- -------- -------- --------- -------- ---------
                                                 NET
MORTGAGE                                MORTGAGE MORTGAGE CURRENT   ORIGINAL SCHEDULED
LOAN                     ZIP   PROPERTY INTEREST INTEREST MONTHLY   TERM TO  MATURITY
NUMBER   CITY      STATE CODE  TYPE     RATE     RATE     PAYMENT   MATURITY DATE
-------- --------- ----- ----- -------- -------- -------- --------- -------- ---------
4530180  LAS VEGAS NV    89134 SFD      7.375    7.105    $2,582.09 360      1-Apr-26
4530971  HONOLULU  HI    96825 SFD      7.750    7.480    $1,576.11 360      1-Jun-26


(i)       (ix)             (x)     (xi)       (xii)     (xiii)       (xiv)         (xv)         (xvi)
-----     --------------   ------  ---------  --------- ---------    -----------   -----------  -----------
          CUT-OFF
MORTGAGE  DATE                                MORTGAGE               T.O.P.        MASTER       FIXED
LOAN      PRINCIPAL                           INSURANCE SERVICE      MORTGAGE      SERVICE      RETAINED
NUMBER    BALANCE          LTV     SUBSIDY    CODE      FEE          LOAN          FEE          YIELD
--------  --------------   ------  ---------  --------- ---------    -----------   -----------  -----------
4530180   $372,410.05      87.91              01        0.250                      0.020        0.000
4530971   $219,531.15      40.74                        0.250                      0.020        0.000

          $591,941.20


COUNT:                                2
WAC:                             7.5141
WAM:                           355.7417
WALTV:                          70.4162


NASCOR
NMI / 1996-6 Exhibit F-3 (Part B)
20 & 30 YEAR FIXED RATE RELOCATION LOANS

(i)       (xvii)                   (xviii)
-----     -----------              -----------

MORTGAGE                           NMI
LOAN                               LOAN
NUMBER    SERVICER                 SELLER
--------  ----------------------   ------------------------
4530180   CITICORP MORTGAGE INC    CITICORP MORTGAGE INC
4530971   CITICORP MORTGAGE INC    CITICORP MORTGAGE INC



COUNT:                                        2
WAC:                                     7.5141
WAM:                                   355.7417
WALTV:                                  70.4162

                                    EXHIBIT G


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)


Loan Information

         Name of Mortgagor:
                                    ------------------------------------

         Servicer
         Loan No.:
                                    ------------------------------------

Custodian/Trustee

         Name:
                                    ------------------------------------

         Address:
                                    ------------------------------------

         Custodian/Trustee
         Mortgage File No.:
                                    ------------------------------------

Seller

         Name:
                                    ------------------------------------

         Address:
                                    ------------------------------------

         Certificates:              Mortgage Pass-Through Certificates,
                                    Series 1996-6

     The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank of North Carolina, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 1996-6, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of September 25, 1996 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage   recorded   on   _____________________   as   instrument   no.
     ______________   in  the  County   Recorder's   Office  of  the  County  of
     ____________________,  State of _______________________ in book/reel/docket
     ____________________ of official records at page/image ____________.

( )  Deed  of  Trust  recorded  on  ____________________  as  instrument  no.
     _________________  in  the  County  Recorder's  Office  of  the  County  of
     ___________________,   State  of   _________________   in  book/reel/docket
     ____________________ of official records at page/image ____________.

( )  Assignment  of  Mortgage  or Deed of Trust to the  Trustee,  recorded on
     ______________________________  as  instrument  no.  ______________  in the
     County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ------------.

( )  Other  documents,   including  any  amendments,   assignments  or  other
     assumptions of the Mortgage Note or Mortgage.

     (  )  ---------------------------------------------

     (  )  ---------------------------------------------

     (  )  ---------------------------------------------

     (  )  ---------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

Date:                            , 19
     ----------------------------    ---

                                    EXHIBIT H

                                             AFFIDAVIT   PURSUANT   TO   SECTION
                                             860E(e)(4) OF THE INTERNAL  REVENUE
                                             CODE OF 1986,  AS AMENDED,  AND FOR
                                             NON-ERISA INVESTORS

STATE OF           )
                   ) ss:
COUNTY OF          )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

     6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income.

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                    [NAME OF PURCHASER]



                                    By:
                                       -----------------------------------------
                                       [Name of Officer]
                                       [Title of Officer]


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


     Subscribed and sworn before me this      day of          , 19   .
                                         ----        ---------    ---



-----------------------------------------
NOTARY PUBLIC


COUNTY OF
         --------------------------------


STATE OF
        ---------------------------------


My commission expires the     day of                , 19   .
                          ---        ---------------    ---

                                    EXHIBIT I






                [Letter from Transferor of Class A-R Certificate]





                                     [Date]




First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288

                  Re:      Norwest Asset Securities Corporation,
                           Series 1996-6, Class A-R

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                       Very truly yours,
                                       [Transferor]



                                       ----------------------------------

                                    EXHIBIT J





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-6
                      CLASS [B-3] [B-4] [B-5] CERTIFICATES


                               TRANSFEREE'S LETTER




                                              ----------------- --, ----

First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288


Norwest Asset Securities Corporation
5325 Spectrum Drive
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class [B-3] [B-4] [B-5] (the "Class [B-3] [B-4] [B-5] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of September 25, 1996 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-3] [B-4] [B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

          (b)  The   Purchaser  is   acquiring   the  Class  [B-3]  [B-4]  [B-5]
     Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

          [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

          [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

          (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated September __, 1996, relating to the Class [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-3] [B-4] [B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-3] [B-4] [B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-3] [B-4] [B-5] Certificates other than in connection with a subsequent sale of Class [B-3] [B-4] [B-5] Certificates.

          (e) Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995))
     and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under
     Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of NASCOR, the Master Servicer or the Trustee with respect to any Plan, (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law or (d) subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Trust Agreement.

          (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-3] [B-4] [B-5] Certificates is in compliance therewith.

     Section 3. Transfer of Class [B-3] [B-4] [B-5] Certificates.

          (a) The Purchaser understands that the Class [B-3] [B-4] [B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-3] [B-4] [B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trustee is under any obligation to register the Class [B-3] [B-4] [B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Class [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NASCOR and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

          (c) The Purchaser acknowledges that its Class [B-3] [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                     [PURCHASER]



                                     By:
                                        ----------------------------------------


                                     Its:
                                         ---------------------------------------

                                    EXHIBIT K





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-6
                    CLASS [A-2] [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER



                                             ----------------- --, ----


First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
5325 Spectrum Drive
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class [A-2] [M] [B-1] [B-2] (the "Class [A-2] [M] [B-1] [B-2] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of September 25, 1996 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

     Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in
Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [A-2] [M] [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of NASCOR, the Master Servicer or the Trustee with respect to any Plan, (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law or (d) subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Trust Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                     [PURCHASER]



                                     By:
                                        ----------------------------------------


                                     Its:
                                         ---------------------------------------

                                    EXHIBIT L


                   Citicorp Mortgage, Inc. Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

     ________________________________ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer, and First Union National Bank of North Carolina, as Trustee.

     _____________________________________  intends to resell all of the Class B
Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Collateral  Fund: The fund  established and maintained  pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02 Definitions Incorporated by Reference

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01 Reports and Notices

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

     (b) If requested by the Purchaser, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

     Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

     (a) The Purchaser shall be deemed to direct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the Mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

     (a) In  connection  with any  Mortgage  Loan  identified  in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04 Termination

     (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

     (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund

     Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this
Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

     Section 3.02. Collateral Fund Permitted Investments.

     The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest

     The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

     Section 3.04. Collateral Shortfalls.

     In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01. Amendment.

     This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

     Section 4.02. Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a)     in the case of the Company,

             Norwest Bank Minnesota, National Association
             5325 Spectrum Drive
             Frederick, MD  21703

             Attention:       Vice President, Master Servicing
             Phone:           301-696-7800
             Fax:             301-815-6365


     (b)     in the case of the Purchaser,


             -----------------------------------

             -----------------------------------

             -----------------------------------

             -----------------------------------

             Attention:
                       -------------------------

     Section 4.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Confidentiality.

     The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

     Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

     Section 4.09. Indemnification.

     The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                      Norwest Bank Minnesota, National
                                      Association



                                      By:
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